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                                                                   EXHIBIT 10.42
                                             (EXHIBIT J TO THE CREDIT AGREEMENT)

                           [FORM OF BORROWING REQUEST]


                                BORROWING REQUEST

                  Reference is made to the Credit Agreement dated as of December 19, 1997 (as amended, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement") among Iridium Operating LLC, a Delaware limited liability company (the "Company"), the lenders party thereto as Lenders (the "Lenders"), Chase Securities Inc. and Barclays Capital, the investment banking division of Barclays Bank PLC, as the Global Arrangers, The Chase Manhattan Bank, as Administrative Agent (the "Administrative Agent") and as Collateral Agent and Barclays Bank PLC, as Documentation Agent. Unless otherwise defined in this Certificate, capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement.

                  The Company hereby requests a Borrowing from Lenders under the Credit Agreement as follows:

           1.       The aggregate principal amount of such Borrowing:
                    $__________

           2.       The date of such Borrowing: ____________, 199_

           3.       Such Borrowing is a (check one): __ ABR Borrowing

                                                     __ Eurodollar Borrowing

           4. If such Borrowing is a Eurodollar Borrowing, the initial Interest Period therefor is _______ month(s).

                  The undersigned officer, in his/her capacity as an officer of the Company, and Company certify that:

                  (i) the representations and warranties of the Company set forth in the Credit Agreement and of the Company and each other Credit Party set forth in each of the other Credit Documents to which it is a party are true and correct on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties are stated to have been made solely as of an earlier date, in which case such representations and warranties were true and correct on and as of such earlier date;

                  (ii) to the best knowledge of the Company, the representations and warranties of each Project Party (other than any Credit Party) set forth in each of the Credit Documents to which such other Project Party is a party are true and correct on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the

                                Borrowing Request
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         extent such representations and warranties are stated to have been made solely as of an earlier date, in which case such representations and warranties were true and correct on and as of such earlier date;

                  (iii) at time of and immediately after giving effect to such Borrowing, no Default has occurred and is continuing;

                  (iv) after giving effect to such Borrowing, the aggregate Exposure of the Lenders will not exceed the Commitments;

                  (v) each condition precedent specified in Appendix 2 to the Credit Agreement that is required to be satisfied on or prior to the date of such Borrowing has been satisfied as of the date hereof (or will be satisfied on the date of such Borrowing);

                  (vi) the proceeds of the Loans from the Borrowing will be used for the payment of the Project Costs within 30 days after the Borrowing Date within the categories specified in Schedule I; and

                  (vii) the aggregate Project Costs for the Budget Period do not exceed an aggregate amount equal to the aggregate Project Costs for such period set forth in the Initial Approved Budget plus $75,000,000.


Dated:  ________, 199_                               IRIDIUM OPERATING LLC


                                                           By___________________
                                                             Name:
                                                             Title:



                                Borrowing Request
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                                                                      Schedule I
                                                            to Borrowing Request

                                  Project Costs



         Category                                                 Amount


         1. Space System Contract                               $____________

         2. O&M Contract                                        $____________

         3. Terrestrial Network
                  Development Contract                          $____________

         4. Debt Service and Other
                  Financing Costs                               $____________

         5. Other                                               $____________


                                          TOTAL:                $____________



                                Borrowing Request